UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 13, 2014

Date of Report (Date of earliest event reported)

MTR Gaming Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20508	84-1103135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

State Route 2 South, P.O. Box 356, Chester, West Virginia	26034
(Address of principal executive offices)	(Zip Code)

(304) 387-8000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On May 13, 2014, MTR Gaming Group, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 3 to Agreement and Plan of Merger, dated as of September 9, 2013, as amended November 18, 2013 and February 13, 2014 (the “Amendment” and, such agreement as so amended, the “Merger Agreement”), by and among Eldorado HoldCo LLC, a Nevada limited liability company (“Eldorado”), the Company, Eclair Holdings Company, a Nevada corporation and a direct wholly owned subsidiary of the Company (“NewCo”), Ridgeline Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of NewCo, Eclair Acquisition Company, LLC, a Nevada limited liability company and a direct wholly owned subsidiary of NewCo, and Thomas Reeg, Robert Jones and Gary Carano, as the member representative.

The Amendment expands the circumstances under which either the Company or Eldorado may unilaterally extend the termination date from June 9, 2014 for 180 days to include a scenario in which the Company will not have obtained the requisite stockholder approval of the Merger Agreement by June 9, 2014.  The parties entered into the Amendment in order to allow for additional time for the registration statement on Form S-4 initially filed by NewCo on November 4, 2013 to be declared effective by the Securities and Exchange Commission (the “SEC”) and for the Company to obtain the requisite stockholder approval following such effectiveness.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, as amended, which was filed as Exhibits 2.1, 2.2 and 2.3 to the Current Reports on Form 8-K filed with the SEC by the Company on September 11, 2013, November 19, 2013 and February 13, 2014, respectively, remains in full force and effect as originally executed on September 9, 2013, as amended.  The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.4 hereto and is incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any stockholder of the Company.  In connection with the Merger Agreement, NewCo filed with the SEC, on April 21, 2014, Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-192086) (collectively, the “Registration Statement”), that includes a preliminary Proxy Statement of the Company and a preliminary Prospectus of NewCo (together with the Proxy Statement, as amended, the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ELDORADO, NEWCO AND THE PROPOSED TRANSACTION. The Registration Statement, including the Proxy Statement/Prospectus, and other relevant materials (when they become available), and any other documents filed by the Company, Eldorado or NewCo with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to “Investor Relations,” MTR Gaming Group, Inc., Route 2, P.O. Box 356, Chester, West Virginia 26034 in the case of the Company, or by accessing the Company’s website at www.mtrgaming.com under the heading “About” and then “Investor Relations” and then under “SEC Filings.”

PARTICIPANTS IN THE SOLICITATION

The Company, Eldorado, and NewCo and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the proposed transaction.  Information about the Company’s directors and executive officers is available in Amendment No. 1 to the Company’s Annual Report on Form 10-K/A, filed on April 30, 2014.  Other information regarding the participants and other persons who may be deemed participants and description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement/Prospectus.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the combination between the Company and Eldorado.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

2.1                               Agreement and Plan of Merger, dated as of September 9, 2013, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, Eldorado HoldCo LLC, and Thomas Reeg, Robert Jones, and Gary Carano, as the Member Representative (the schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on September 11, 2013).

2.2                               Amendment No. 1 to Agreement and Plan of Merger, dated November 18, 2013, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on November 19, 2013).

2.3                               Amendment No. 2 to Agreement and Plan of Merger, dated February 13, 2014, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on February 13, 2014).

2.4                               Amendment No. 3 to Agreement and Plan of Merger, dated May 13, 2014, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTR GAMING GROUP, INC.

Dated: May 13, 2014

	By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of September 9, 2013, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, Eldorado HoldCo LLC, and Thomas Reeg, Robert Jones, and Gary Carano, as the Member Representative (the schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on September 11, 2013)

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated November 18, 2013, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on November 19, 2013)

2.3

Amendment No. 2 to Agreement and Plan of Merger, dated February 13, 2014, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on February 13, 2014)

2.4

Amendment No. 3 to Agreement and Plan of Merger, dated May 13, 2014, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC